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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  iShares, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

                      Maryland                             See Below
    ----------------------------------------          -------------------
    (State of incorporation or organization)             (IRS Employer
                                                      Identification No.)

    c/o Investors Bank and Trust Company
    200 Clarendon Street, Boston, MA                          02116
    ----------------------------------------          -------------------
    (Address of principal executive offices)               (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class  Name of Exchange on which each      I.R.S. Employer
     to be Registered:     Class is to be registered:     Identification Number:

  iShares MSCI Emerging      American Stock Exchange            32-0054535
  Market Index Fund, par
  value $.001 per share

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-97598

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Securities to be registered pursuant to Section 12(g) of the Act: None.

   Item 1. Description of Registrant's Securities to be registered:

Reference is made to the Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed September 19, 2002 (Securities Act file number 333-97598 and Investment Company Act file number 811-09102), which is incorporated herein by reference.

   Item 2. Exhibits

A. Registrant's Amended and Restated Articles of Incorporation, incorporated herein by reference to Exhibit 99.1 to Pre-Effective Amendment No. 2 to the Registration Statement, filed March 1, 1996.

B.  Registrant's Articles of Amendment, incorporated herein by reference to
Exhibit 1 to Post-Effective Amendment No. 2 to the Registration Statement, filed December 27, 1996.

C. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment No. 16 to the Registration Statement, filed December 22, 1999.

D. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit a.4 to Post-Effective Amendment No. 17 to the Registration Statement, filed November 3, 2000.

E. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment No. 19 to the Registration Statement, filed on July 16, 2001.

F. Registrant's Articles Supplementary, dated September 17, 2001 is incorporated herein by reference to Form 8-A filed February 3, 2003.

G. Registrant's Articles of Amendment, dated December 28, 2001 is incorporated herein by reference to Form 8-A filed February 3, 2003.

H.  Registrant's Amended By-Laws, incorporated herein by reference to Exhibit
99.2 to Pre-Effective Amendment No. 2 to the Registration Statement, filed March 1, 1996.

I. Registrant's Amendment No. 1 to its Amended By-Laws, incorporated herein by reference to Exhibit (2)(A) to Post-Effective Amendment No. 8 to the Registration Statement, filed August 21, 1997.

J. Form of global certificate for the iShares MSCI Emerging Market Index Fund is filed herewith.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                              iShares, Inc.

Date: April 2, 2003

                                                      By: /s/ Sandra I. Madden
                                                          ----------------------
                                                          Sandra I. Madden
                                                          Assistant Secretary